EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Thirty-Nine Week Report of Giggles N’ Hugs, Inc. (the “Company”) on Form 10-Q for the period ended September 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joey Parsi, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2019

/s/ Joey Parsi
Joey Parsi
Co-Principal Executive Officer
and Co-Principal Financial Officer

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Thirty-Nine Week Report of Giggles N’ Hugs, Inc. (the “Company”) on Form 10-Q for the period ended September 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Gay, Co- Principal Executive Officer and Co- Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2019

/s/ Philip Gay
Philip Gay
Co- Principal Executive Officer
and Co- Principal Financial Officer